THE HUNTINGTON FUNDS

HUNTINGTON MONEY MARKET FUND

SUPPLEMENT DATED JANUARY 6, 2012 TO THE PROSPECTUS DATED MAY 2, 2011 (CLASS A SHARES AND TRUST SHARES)

NOTICE OF CHANGES TO THE HUNTINGTON MONEY MARKET FUND

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE “PRINCIPAL INVESTMENT STRATEGY” SECTION ON PAGE 7 WITH THE FOLLOWING:

The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, and endeavors to diversify the portfolio across market sectors.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not.

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE FIRST PARAGRAPH OF THE SECTION “INVESTMENT STRATEGY” ON PAGE 122 WITH THE FOLLOWING:

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high-quality money market instruments. The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, and endeavors to diversify the portfolio across market sectors. The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.